SUPPLEMENT DATED JULY 1, 2003 TO THE
                                                               PRIMELITE ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the PrimElite Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.


Effective July 1, 2003, the Smith Barney Large Cap Value Portfolio changed its investment objective; therefore the table in "The Variable Funding Options" is revised as follows:

 TRAVELERS SERIES FUND INC.
   Smith Barney Large Cap Value      Seeks long-term growth of             SBFM
     Portfolio                       capital. Current income is a
                                     secondary objective. The Fund normally
                                     invests in equities, or similar
                                     securities, of companies with large
                                     market capitalizations.

Effective May 12, 2003, the Smith Barney Government Portfolio changed its name to the SB Government Portfolio - Class A shares. Therefore, all references to the "Smith Barney Government Portfolio" are replaced with "SB Government Portfolio - Class A."

July 1, 2003                                                             L-23011